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                                                                   EXHIBIT 10.15

                        RESTRICTED STOCK AWARD AGREEMENT

                                September 2, 2003

          The parties to this Restricted Stock Award Agreement (this "Agreement") are Education Management Corporation (the "Company") and J. William Brooks (the "Executive").

                                   WITNESSETH:

          WHEREAS, the Company has adopted the Education Management Corporation 1996 Stock Incentive Plan, as amended (the "Plan"), for the benefit of eligible employees of the Company and its Subsidiaries; and

          WHEREAS, the Company and the Executive have entered into an Employment Agreement, dated June 12, 2003 (the "Employment Agreement"), providing, in part, for the grant of shares of the Company's Common Stock to the Executive subject to certain transfer and forfeiture restrictions set forth in this Agreement, as well as the provisions of the Plan, which shall lapse upon the third anniversary of the date of this Agreement (the "Date of Grant");

          NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.   RESTRICTED SHARES

     1.1  Grant of Restricted Shares.

          (a) As of the Date of Grant, the Company grants to the Executive 50,000 shares of Common Stock (the "Restricted Shares"), subject to the restrictions set forth in Paragraph 1.2 of this Agreement, the terms and conditions of the Plan and the other terms and conditions contained in this Agreement. If and when the restrictions set forth in Paragraph 1.2 expire in accordance with the terms of this Agreement without forfeiture of the Restricted Shares, and upon the satisfaction of all other applicable conditions as to the Restricted Shares, such shares shall no longer be considered Restricted Shares for purposes of this Agreement.

          (b) As soon as practicable after the Date of Grant, the Company shall direct that a stock certificate or certificates representing the applicable Restricted Shares be registered in the name of and issued to the Executive. Such certificate or certificates shall be held in the custody of the Company or its designee until the expiration of the applicable Restricted Period (as defined in Paragraph 1.3). On or before the date of execution of this Agreement, the Executive has delivered to the Company one or more stock powers endorsed in blank relating to the Restricted Shares.

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          (c) Each certificate for the Restricted Shares shall bear the following legend (the "Legend"):

          The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Education Management Corporation 1996 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Education Management Corporation. Copies of such Plan and Agreement are on file in the executive offices of Education Management Corporation.

In addition, the stock certificate or certificates for the Restricted Shares shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

          (d) As soon as administratively practicable following the expiration of the Restricted Period without a forfeiture of the Restricted Shares, and upon the satisfaction of all other applicable conditions as to the Restricted Shares, including, but not limited to, the payment by the Executive of all applicable withholding taxes, the Company shall deliver or cause to be delivered to the Executive a certificate or certificates for the applicable Restricted Shares which shall not bear the Legend.

     1.2  Restrictions.

          (a) The Executive shall have all rights and privileges of a stockholder as to the Restricted Shares, including the right to vote and receive dividends or other distributions with respect to the Restricted Shares, except that the following restrictions shall apply:

               (i) the Executive shall not be entitled to delivery of the certificate or certificates for the Restricted Shares until the expiration of the Restricted Period without a forfeiture of the Restricted Shares and upon the satisfaction of all other applicable conditions;

               (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period, except as provided in Section 7.01(c) of the Plan or as otherwise permitted by the Committee in its sole discretion or pursuant to rules adopted by the Committee in accordance with the Plan; provided, however, the Executive shall be permitted, upon request to the Committee, to sell or otherwise dispose of a sufficient number of Restricted Shares which have vested in accordance with the schedule in Paragraph 1.3(b) as may be reasonably necessary to satisfy any applicable tax

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          liability of the Executive (including federal, state or local taxes, estimated tax payments or required tax withholding) related to the vesting of such Restricted Shares during the Restricted Period;

               (iii) all shares of Common Stock distributed as a dividend or distribution, if any, with respect to the Restricted Shares prior to the expiration of the Restricted Period shall be delivered to and held by the Company and subject to the same restrictions as the Restricted Shares until the termination of the Restricted Period; and

               (iv) all of the Restricted Shares shall be forfeited and returned to the Company and all rights of the Executive with respect to the Restricted Shares shall terminate in their entirety on the terms and conditions set forth in Paragraph 1.4.

          (b) Any attempt to dispose of Restricted Shares or any interest in the Restricted Shares in a manner contrary to the restrictions set forth in this Agreement shall be void and of no effect.

     1.3  Restricted Period and Vesting.

          (a) Subject to the provisions contained in Paragraphs 1.4, 1.5 and 1.6, the restrictions set forth in Paragraph 1.2 shall apply for a period (the "Restricted Period") beginning on the Date of Grant and ending on the third anniversary of the Date of Grant.

          (b) Notwithstanding the provisions of Paragraph 1.3(a), the Restricted Shares shall be deemed vested and no longer subject to forfeiture under Paragraph 1.4 (but still subject to the restrictions set forth in Paragraph 1.2) in accordance with the following schedule:

   Vesting Date     Vested Percentage
-----------------   -----------------
September 2, 2004           33%
September 2, 2005           66%
September 2, 2006          100%

     1.4  Forfeiture.

          (a) Subject to Paragraph 1.6 below, if during the Restricted Period
(i) the Executive's employment with the Company and its Subsidiaries is terminated for any reason, other than (A) by the Company without Cause (as defined in the Executive's Employment Agreement) or (B) by the Executive with Good Reason (as defined in the Executive's Employment Agreement), (ii) there occurs a material breach of this Agreement by the Executive or (iii) the Executive fails to meet the tax withholding obligations described in Paragraph 1.5(b), all rights of the Executive to the Restricted Shares that have not vested in accordance with Paragraph 1.3(b) as of the date of such termination shall terminate immediately and be forfeited in their entirety.

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          (b) Subject to Paragraph 1.6 below, if during the Restricted Period the Executive's employment with the Company and its Subsidiaries is terminated
(i) by the Company without Cause or (ii) by the Executive with Good Reason, the Executive shall not forfeit any of the Restricted Shares, whether vested or unvested, and such Restricted Shares shall continue to vest in accordance with the schedule in Paragraph 1.3(b) during the twelve-month period following the Executive's date of termination; provided, upon expiration of the twelve-month period following the Executive's date of termination, all rights of the Executive to the Restricted Shares that have not vested in accordance with Paragraph 1.3(b) as of that anniversary date shall terminate immediately and be forfeited in their entirety.

          (c) Notwithstanding Paragraph 1.4(b), if during the Restricted Period the Executive's employment with the Company and its Subsidiaries is terminated in anticipation of or within the two (2) year period following the occurrence of a Change in Control (as defined in the Executive's Employment Agreement) (i) by the Company without Cause or (ii) by the Executive with Good Reason, the vesting of the Restricted Shares shall accelerate in full and the Executive shall be deemed 100% vested in the Restricted Shares as of the date of the termination.

          (d) In the event of any forfeiture under this Paragraph 1.4, the certificate or certificates representing the forfeited Restricted Shares shall be canceled to the extent of any Restricted Shares that were forfeited.

     1.5  Withholding.

          (a) The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Executive with respect to the Restricted Shares.

          (b) The Executive shall be required to meet any applicable tax withholding obligation in accordance with the provisions of Section 10.05 of the Plan.

          (d) The Committee shall be authorized, in its sole discretion, to establish such rules and procedures relating to the use of shares of Common Stock to satisfy tax withholding obligations as it deems necessary or appropriate to facilitate and promote the conformity of the Executive's transactions under the Plan and this Agreement with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, if such Rule is applicable to transactions by the Executive.

     1.6 Committee's Discretion. Notwithstanding any provision of this Agreement to the contrary, the Committee shall have discretion under Section 7.02(b) of the Plan to waive any forfeiture of the Restricted Shares as set forth in Paragraph 1.4, the Restricted Period and any other conditions set forth in this Agreement.

     1.7 Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Plan, unless this Agreement specifically provides that such term is defined in the Executive's Employment Agreement. Any terms used in this Agreement,

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but defined in the Executive's Employment Agreement are incorporated herein by reference and shall be effective for purposes of this Agreement without regard to the continued effectiveness of the Employment Agreement.

2.   REPRESENTATIONS OF THE EXECUTIVE

     The Executive hereby represents to the Company that the Executive has read and fully understands the provisions of this Agreement and the Plan and his or her decision to participate in the Plan is completely voluntary. Further, the Executive acknowledges that the Executive is relying solely on his or her own advisors with respect to the tax consequences of this restricted stock award.

3.   NOTICES

     All notices or communications under this Agreement shall be in writing, addressed as follows:

          To the Company:

          Education Management Corporation
          210 Sixth Avenue
          Pittsburgh, PA  15222
          Attention: Frederick W. Steinberg, Esq.

          To the Executive:

          J. William Brooks
          c/o American Education Centers
          309 Buttermilk Pike
          Fort Mitchell, Kentucky  41017

Any such notice or communication shall be (a) delivered by hand (with written confirmation of receipt) or sent by a nationally recognized overnight delivery service (receipt requested) or (b) be sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in writing from time to time), and the actual date of receipt shall determine the time at which notice was given.

4.   ASSIGNMENT; BINDING AGREEMENT

     This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of the Executive and the assigns and successors of the Company, but neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Executive.

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5.   ENTIRE AGREEMENT; AMENDMENT; TERMINATION

     This Agreement represents the entire agreement of the parties with respect to the subject matter hereof. The provisions of the Plan are incorporated in this Agreement in their entirety. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall control. The Agreement may be amended at any time by written agreement of the parties hereto.

6.   GOVERNING LAW

     This Agreement and its validity, interpretation, performance and enforcement shall be governed by the laws of the Commonwealth of Pennsylvania other than the conflict of laws provisions of such laws.

7.   SEVERABILITY

     Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

8.   NO RIGHT TO CONTINUED EMPLOYMENT OR PARTICIPATION; EFFECT ON OTHER PLANS

     This Agreement shall not confer upon the Executive any right with respect to continued employment by the Company or its Subsidiaries or continued participation under the Plan, nor shall it interfere in any way with the right of the Company and its Subsidiaries to terminate the Executive's employment at any time. Payments received by the Executive pursuant to this Agreement shall not be included in the determination of benefits under any pension, group insurance or other benefit plan of the Company or any Subsidiaries in which the Executive may be enrolled or for which the Executive may become eligible, except as may be provided under the terms of such plans or determined by the Board.

9.   NO STRICT CONSTRUCTION

     No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, this Agreement or any rule or procedure established by the Committee.

10.  USE OF THE WORD "EXECUTIVE"

     Wherever the word "Executive" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the

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administrators, or the person or persons to whom the Restricted Shares may be transferred by will or the laws of descent and distribution, the word "Executive" shall be deemed to include such person or persons.

11.  FURTHER ASSURANCES

     The Executive agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements (including, without limitation, stock powers with respect to shares of Common Stock issued as a dividend or distribution on Restricted Shares) which may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of this Agreement and the Plan.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, as of the day and year first above written.

                                 EDUCATION MANAGEMENT CORPORATION


                                 By:  /s/  RONALD W. OGREDNIK
                                     -------------------------------------------
                                 Title:  Senior Vice President, Human Resources
                                       -----------------------------------------


                                 EXECUTIVE

                                   /s/ J. WILLIAM BROOKS
                                 -----------------------------------------------
                                    J. WILLIAM BROOKS

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